Capital structure and financing	12 Months Ended
Dec. 31, 2018
Share Capital, Reserves And Other Equity Interest And Financial Instruments [Abstract]
Capital structure and financing
Capital structure and financing
Share capital, share premium and reserves
Common shares are classified as equity. Incremental costs directly attributable to the issue of new shares are shown in equity as a deduction from the proceeds.
Where any Group company purchases the Company’s share capital, the consideration paid, including any directly attributable incremental costs, is shown under Treasury shares and deducted from equity attributable to the Company’s equity holders until the shares are canceled, reissued or disposed of. Where such shares are subsequently sold or reissued, any consideration received, net of any directly attributable incremental costs and the related income tax effects is included in equity attributable to the Company’s equity holders.
Share capital, share premium

	2018	2017
Authorized and registered share capital (number of shares)	133,333,200	133,333,200
Subscribed and fully paid up share capital (number of shares)	101,739,217	101,739,217
Par value per share	1.50	1.50
Share capital (US$ millions)	153	153
Share premium (US$ millions)	482	484
Total (US$ millions)	635	637

Other equity reserves

	Legal reserve	Equity settled transaction reserve	Hedge reserve	Currency translation reserve	Pension obligation reserve	Total
	(US$ millions)
As of January 1, 2016	16	46	(1)	(593)	1	(531)
Share based compensation	—	14	—	—	—	14
Issuance of shares – 2013, 2014, 2015 LTIPs	—	(17)	—	—	—	(17)
Remeasurements of post-employment benefit obligations	—	—	—	—	(2)	(2)
Cash flow hedge reserve movement	—	—	(3)	—	—	(3)
Currency translation movement	—	—	—	(23)	—	(23)
As of December 31, 2016	16	43	(4)	(616)	(1)	(562)
Share based compensation	—	22	—	—	—	22
Issuance of shares – 2014, 2015, 2016 LTIPs	—	(18)	—	—	—	(18)
Remeasurements of post-employment benefit obligations	—	—	—	—	(2)	(2)
Cash flow hedge reserve movement	—	—	4	—	—	4
Currency translation movement	—	—	—	85	—	85
As of December 31, 2017	16	47	—	(531)	(3)	(472)
Share based compensation	—	22	—	—	—	22
Issuance of shares –2015, 2016, 2017 LTIPs	—	(22)	—	—	—	(22)
Currency translation movement	—	—	—	(68)	—	(68)
As of December 31, 2018	16	47	—	(599)	(3)	(538)
Legal reserve
If Millicom International Cellular S.A. reports an annual net profit on a non-consolidated basis, Luxembourg law requires appropriation of an amount equal to at least 5% of the annual net profit to a legal reserve until such reserve equals 10% of the issued share capital. This reserve is not available for dividend distribution. No appropriation was required in 2017 or 2018 as the 10% minimum level was reached in 2011 and maintained each subsequent year.
Equity settled transaction reserve
The cost of LTIPs is recognized as an increase in the equity-settled transaction reserve over the period in which the performance and/or service conditions are rendered. When shares under the LTIPs vest and are issued the corresponding reserve is transferred to share premium.
Hedge reserve
The effective portions of changes in value of cash flow hedges are recorded in the hedge reserve (see note C.1.).
Currency translation reserve
In the financial statements, the relevant captions in the statements of financial position of subsidiaries without US dollar functional currencies are translated to US dollars using the closing exchange rate. Statements of income or statement of income captions (including those of joint ventures and associates) are translated to US dollars at monthly average exchange rates during the year. The currency translation reserve includes foreign exchange gains and losses arising from these translations.
Dividend distributions
On May 17, 2018, a dividend distribution of $2.64 per share from Millicom’s retained profits at December 31, 2017, was approved by the shareholders at the AGM and paid in equal portions in May and November 2018.
On May 4, 2017, a dividend distribution of $2.64 per share from Millicom’s retained profits at December 31, 2016, was approved by the shareholders at the AGM and distributed in May 2017.
On May 17, 2016, a dividend distribution of $2.64 per share from Millicom’s retained profits at December 31, 2015, was approved by the shareholders at the AGM and distributed in May 2016.
The ability of the Company to make dividend payments is subject to, among other things, the terms of indebtedness, legal restrictions and the ability to repatriate funds from Millicom’s various operations. At December 31, 2018, $324 million (December 31, 2017: $345 million; December 31, 2016: $321 million) of Millicom’s retained profits represent statutory reserves that are unavailable to be distributed to owners of the Company.
Debt and financing
Debt and financing by type (i)

	Note	2018	2017
		(US$ millions)
Debt and financing due after more than one year
Bonds	C.3.1.	2,501	2,147
Banks	C.3.2.	1,324	1,158
Finance leases	C.3.4.	353	362
Other financing(ii)		113	74
Total non-current financing		4,291	3,742
Less: portion payable within one year		(168)	(142)
Total non-current financing due after more than one year		4,123	3,600
Debt and financing due within one year
Bonds	C.3.1.	—	—
Banks	C.3.2.	289	40
Finance leases	C.3.4.	—	3
Other financing		—	—
Total current debt and financing		289	43
Add: portion of non-current debt payable within one year		168	142
Total		458	185
Total debt and financing		4,580	3,785

(i)	See note D.1.1 for further details on maturity profile of the Group debt and financing.

(ii)
In July 2018, the Company issued a COP144,054.5 million /$50 million bilateral facility with IIC (Inter-American Development Bank) for a USD indexed to COP Note. The note bears interest at 9.45% p.a.. This COP Note is used as net investment hedge of the net assets of our operations in Colombia.

Debt and financing by location

	2018	2017
	(US$ millions)
Millicom International Cellular S.A. (Luxembourg)	1,770	1,255
Colombia	1,016	1,130
Paraguay	504	488
Bolivia	317	352
Panama	261	—
Tanzania	201	217
Rwanda	—	50
Chad	64	70
Costa Rica	148	76
El Salvador	299	147
Total debt and financing	4,580	3,785

Debt and financings are initially recognized at fair value, net of directly attributable transaction costs. They are subsequently measured at amortized cost using the effective interest rate method or at fair value. Amortized cost is calculated by taking into account any discount or premium on acquisition and any fees or costs that are an integral part of the effective interest rate. Any difference between the initial amount and the maturity amount is recognized in the consolidated statement of income over the period of the borrowing. Borrowings are classified as current liabilities, unless the Group has an unconditional right to defer settlement of the liability for at least 12 months from the statement of financial position date.
Bond financing
Bond financing

	Note	Country	Final Maturity	Interest Rate %	2018	2017
					(US$ millions)
SEK Senior Unsecured Variable Rate Notes	1	Luxembourg	2019	STIBOR +3.3(i)	—	243
USD 6.625% Senior Notes	2	Luxembourg	2026	6.625	495	—
USD 6% Senior Notes	3	Luxembourg	2025	6	491	496
USD 6.625% Senior Notes	4	Luxembourg	2021	6.625	—	—
USD 5.125% Senior Notes	5	Luxembourg	2028	5.125	493	494
USD 6.75% Senior Notes	6	Paraguay	2022	6.75	297	296
BOB 4.75% Notes	7	Bolivia	2020	4.75	59	86
BOB 4.05% Notes	7	Bolivia	2020	4.05	7	11
BOB 4.85% Notes	7	Bolivia	2023	4.85	71	85
BOB 3.95% Notes	7	Bolivia	2024	3.95	43	50
BOB 4.30% Notes	7	Bolivia	2029	4.3	23	25
BOB 4.30% Notes	7	Bolivia	2022	4.3	30	30
BOB 4.70% Notes	7	Bolivia	2024	4.7	35	35
BOB 5.30% Notes	7	Bolivia	2026	5.3	13	13
UNE Bond 1 (tranches A and B)	8	Colombia	2020	CPI + 5.10	46	50
UNE Bond 2 (tranches A and B)	8	Colombia	2023	CPI + 4.76	46	50
UNE Bond 3 (tranche A)	8	Colombia	2024	9.35	49	54
UNE Bond 3 (tranche B)	8	Colombia	2026	CPI+4.15	78	85
UNE Bond 3 (tranche C)	8	Colombia	2036	CPI+4.89	39	43
Cable Onda Bonds	9	Panama	2025	5.75	184	—
Total bond financing					2,501	2,147

(i)	STIBOR – Swedish Interbank Offered Rate.
(1)    SEK Senior Unsecured Notes
In August 2018, the Company redeemed all of the aggregate principal amount of the outstanding SEK Senior Unsecured Notes due 2019 ($227 million). The early redemption fees amounting to $3 million and $1 million of related unamortized costs have been expensed in August 2018 under interest and other financial expenses. As of September 30, 2018, the notes have been fully redeemed.
(2)    USD 6.625% Senior Notes
On October 16, 2018, the Company issued $500 million aggregate principal amount of 6.625% Senior Notes due 2026. The Notes bear interest at 6.625% p.a., payable semiannually in arrears on each interest payment date. Proceeds were used to finance Cable Onda’s acquisition (Note A.1.2.). Costs of issuance of $6 million are amortized over the eight-year life of the notes (the effective interest rate is 6.75%).

(3)    USD 6% Senior Notes
On March 11, 2015, Millicom issued a $500 million 6% fixed interest rate bond repayable in ten years, to repay the El Salvador 8% Senior Notes and for general corporate purposes. The bond was issued at 100% of the principal and has an effective interest rate of 6.132%. $8.6 million of withheld and upfront costs are being amortized over the ten-year life of the bond.
(4)    USD 6.625% Senior Notes
In December 2016, the Company confirmed that it had accepted for purchase $142 million of principal of its 6.625% Senior Notes due 2021. The early redemption fees amounting to $8 million and $2 million of related unamortized costs had been expensed in December 2016 under interest and other financial expenses.
On September 11, 2017, the Group made a tender offer for the outstanding 6.625% Senior Notes. On September 20, 2017, MIC S.A. repurchased $186 million in principal amount in the tender offer using the proceeds of the issue of the 5.125% Notes – see below. Also on September 11, 2017, the Group delivered a redemption notice for the 6.625% Senior Notes. MIC S.A. redeemed the remaining $473 million in principal amount on October 15, 2017. The total early redemption fees amounting to $22 million and $6 million of related unamortized costs have been expensed in September 2017 under interest and other financial expenses. At December 31, 2017, there are no 2021 Notes outstanding.
(5)    USD 5.125% Senior Notes
On September 20, 2017, MIC S.A. issued a $500 million, ten-year bond with an interest rate of 5.125% at an issue price of 100% (the 5.125% Notes) and will mature in 2028. Costs of issuance of $7 million are amortized over the seven-year life of the notes (effective interest rate is 5.24%).
(6)    USD 6.75% Senior Notes
On December 7, 2012, Telefónica Cellular del Paraguay S.A., Millicom’s fully owned subsidiary in Paraguay issued $300 million of notes at 100% of the aggregate principal amount. Distribution and other transaction fees of $7 million reduced the total proceeds from issuance to $293 million. The 6.75% Senior Notes have a 6.75% per annum coupon with interest payable semi-annually in arrears on June 13 and 13 December. The effective interest rate is 7.12%.
The 6.75% Senior Notes are general unsecured obligations of Telefónica Celular del Paraguay S.A. and rank equal in right of payment with all future unsecured and unsubordinated obligations of Telefónica Celular del Paraguay S.A. The 6.75% Senior Notes are unguaranteed.
(7)    BOB Notes
In May 2012, Telecel Bolivia issued Boliviano (BOB) 1.36 billion of notes repayable in installments until April 2, 2020. Distribution and other transaction fees of BOB5 million reduced the total proceeds from issuance to BOB 1.32 billion ($191 million). The bond has a 4.75% per annum coupon with interest payable semi-annually in arrears in May and November each year. The effective interest rate is 4.79%.
In November 2015, Telecel Bolivia issued BOB696 million (approximately $100 million) of notes in two series, A for BOB104.4 million (approximately $15 million), with a fixed annual interest rate of 4.05%, maturing in August 2020 and series B for BOB591.6 million (approximately $85 million) with a fixed annual interest rate of 4.85%, maturing in August 2023. The bond has coupon with interest payable semi-annually in arrears in March and September during the first two years, thereafter each February and August. The effective interest rate is 4.84%. In the placement, the final interest rate was reduced as Telecel Bolivia took advantage of strong demand for the bonds resulting in a reduction of the average interest rate to 4.55%. Telecel Bolivia received BOB4.59 million in excess of the BOB696 million issued (upfront premium).
On August 11, 2016, the operation in Bolivia issued a new bond for a total amount of BOB522 million consisting of two tranches (approximately $50 million and $25 million, respectively). Tranche A and B bear fixed interest at 3.95% and 4.30%, and will mature in June 2024 and June 2029, respectively.
On October 12, 2017, Tigo Bolivia placed approximately $80 million of local currency debt in three tranches, which will mature in 2022, 2024 and 2026 and bear an average interest rate of 4.66%.
(8)    UNE Bonds
In March 2010, UNE issued a COP300 billion (approximately $126 million) bond consisting of two tranches with five and ten-year maturities. Interest rates are either fixed or variable depending on the tranche. Tranche A bears variable interest, based on CPI, in Colombian peso and paid in Colombian peso. Tranche B bears variable interest, based on fixed term deposits, in Colombian peso and paid in Colombian peso. UNE applied the proceeds to finance its investment plan. Tranche A matured in March 2015 and tranche B will mature in March 2020.
In May 2011, UNE issued a COP300 billion (approximately $126 million) bond consisting of two equal tranches with five and twelve-year maturities. Interest rates are variable and depend on the tranche. Tranche A bears variable interest, based on CPI, in Colombian peso and paid in Colombian peso. Tranche B bears variable interest, based on fixed term deposits, in Colombian peso and paid in Colombian peso. UNE applied the proceeds to finance its investment plan. Tranche A matured in October 2016 and tranche B will mature in October 2023.
In May 2016, UNE issued a COP540 billion bond (approximately $176 million) consisting of three tranches (approximately $52 million, $83 million and $41 million respectively). Interest rates are either fixed or variable depending on the tranche. Tranche A bears fixed interest at 9.35%, while tranche B and C bear variable interest, based on CPI, (respective margins of CPI + 4.15% and CPI + 4.89%), in Colombian peso. UNE applied the proceeds to finance its investment plan and repay one bond (COP150 billion tranche). Tranches A, B and C will mature in May 2024, May 2026 and May 2036, respectively.
(9) Cable Onda Bonds
On August 4, 2015, Cable Onda issued public bonds in Panama for a total amount of $185 million. These bonds bear a fixed annual interest of 5.75% and are due on August 4, 2025. The bonds have been assumed by Millicom as part of the acquisition of the company. See note A.1.2. for further details on the acquisition.
Bank and Development Financial Institution financing

	Note	Country	Maturity	Interest rate %	2018	2017
					(US$ millions)
Fixed rate loans
PYG Long-term loan		Paraguay	2020/2023/2025	9.00	90	106
PYG Long-term loan	1	Paraguay	2022	10.10	61	65
PYG Long-term loan		Paraguay	2023	10.25	9	—
PYG Long-term loan		Paraguay	2025	8.90	19	—
USD - Long-term loans		Panama	2019	4.00	15	—
USD - Long-term loans		Panama	2019	3.80	9	—
BOB Long-term loans		Bolivia	2025	4.30	10	—
BOB Long-term loans		Bolivia	2025	4.30	10	—
Variable rate loans
USD Long-term loans	2	Costa Rica	2021	3.5 variable	148	76
USD Long-term loans		Chad	2019	4 variable	1	3
USD Long-term loans	3	Rwanda	2019	2.9 variable	—	40
USD Long-term loans		Tanzania (Zantel)	2020	3.75 variable	90	96
USD Short-term loans	4	Luxembourg	2019	Libor + 1.50	250	—
COP Long-term loans	5	Colombia (UNE)	2025/2030	4.1+IBR variable(i)	277	363
USD Long-term loans	5	Colombia (Tigo)	2021/2022	LIBOR + 2.5	298	297
USD Senior Unsecured Term Loan Facility	6	El Salvador	2021	LIBOR + 3.0	50	50
USD Credit Facility	6	El Salvador	2021	LIBOR + 2.25	24	29
USD Credit Facility		El Salvador	2022	LIBOR + 3.15	50	50
USD Credit Facility	6	El Salvador	2023	LIBOR + 2.55	100	—
USD Credit Facility	6	El Salvador	2023	LIBOR + 3	50	—
Other Long-term loans		Various		Various	51	25
Total Bank and Development Financial Institution financing					1,613	1,198

(i)	IBR – Colombia Interbank Rate.
1.Paraguay
On July 4, 2017, the Paraguayan subsidiary signed a five-year loan agreement with the IPS (Instituto de Prevision Social) and the Inter-American Development Bank for a total amount of PYG $367,000 million (approximately $66 million). The loan, denominated in local currency carries a 10.10% interest rate per annum and start amortizing in Q4 2019. This facility is guaranteed by the Company.
2.Costa Rica
In April 2018, Millicom Cable Costa Rica S.A. entered into a $150 million variable rate loan with Citibank as agent. Simultaneously, the outstanding loan balance of $72 million was repaid in full with the proceeds from this loan.
In June 2018, Millicom Cable Costa Rica S.A. entered into a cross currency swap to hedge part of the principal of the loan against interest rate and currency risks. Interest rate and currency swap agreements had been made on $35 million of the principal amount and interest rate swaps for an additional $35 million.
3.Rwanda
In January 2018, the Group repaid the remaining $40 million loan due by Rwanda to different banks.
4.Luxembourg
MIC S.A. Bridge Facility
In October 2018, the Company entered into a $1 billion term loan facility agreement with a consortium of banks (the “Bridge Facility”), subsequently reduced to $250 million in December 2018. The Bridge Facility matures in October 2019 (unless extended for a period not exceeding six months). Interest on amounts drawn under the Bridge Facility is payable at LIBOR plus a variable margin. At December 31, 2018, $250 million have been drawn under this facility to finance Cable Onda’s acquisition (note 3).
MIC S.A. revolving credit facility
On January 30, 2017, the Company announced the closing of a new $600 million, five years revolving credit facility (RCF) and notified the lenders in the 2014 RCF of the formal cancellation of the commitments outstanding under the 2014 RCF (none of which were drawn at such date).
Interest on amounts drawn under the revolving credit facility is payable at LIBOR or EURIBOR, as applicable, plus an initial margin of 1.5%. As of December 31, 2018, the committed facility was fully undrawn.
MIC S.A. term loan facility
In July 2016, MIC S.A. entered into a $50 million term loan facility agreement, of which half was repaid in 2017 and in January 2018 the remaining outstanding amount was fully repaid. The facility bears variable interest rate at six-month LIBOR + 2.25% per annum.
5.Colombia
In June 2017, Colombia Movil completed a $300 million syndicated loan. The loan, denominated in US dollars, which carries an interest rate of LIBOR + 2.50% will be repaid in three tranches of $100 million in June and December 2021 for the two first tranches, and in June 2022 for the last tranche. Proceeds have been used to repay an inter-company loan from Millicom, which used the funds to reduce holding company debt (see note C.3.1.) and for general corporate purposes.
In March 2018, TigoUne prepaid $34 million equivalent in COP on bank financing debt.
6.El Salvador
On April 15, 2016, Telemovil El Salvador, S.A. de C.V. entered into a Senior Unsecured Term Loan Facility up to $50 million maturing in April 2021 and bearing variable interest at LIBOR + 3.0% per annum, which was restated and amended as of May 30, 2017, for a second tranche of $50 million and bearing an interest rate at LIBOR + 3% per annum. This facility is guaranteed by the Company.
On June 6, 2016, Telemovil El Salvador, S.A. de C.V. entered into a $30 million Credit Facility for general corporate purposes maturing in June 2021 and bearing variable interest rate at LIBOR + 2.25% per annum. The facility is guaranteed by the Company.
In January 2018, Telemovil El Salvador entered into an amended and restated the 2017 agreement with Scotiabank for a $50 million variable rate loan, with a 5-year bullet repayment.
In March 2018, Telemovil El Salvador entered into a $100 million variable rate facility with DNB and Nordea with a 5-year bullet repayment. The remaining $50 million of the facility was disbursed during 2018. In addition, Telemovil El Salvador entered into an interest rate swap with Scotiabank to fix interest rates for up to $100 million of the outstanding debt.
Right of set-off and derecognition
Financial assets and financial liabilities are offset and the net amount is reported in the consolidated statement of financial position if there is a currently enforceable legal right to offset the recognized amounts and an intention to settle on a net basis, or to realize the assets and settle the liabilities simultaneously.
A financial asset (or a part of a financial asset or part of a group of similar financial assets) is derecognized when:

•	Rights to receive cash flows from the asset have expired; or

•
Rights to receive cash flows from the asset or obligations to pay the received cash flows in full without material delay have been transferred to a third party under a “pass-through” arrangement; and the Group has either transferred substantially all the risks and rewards of the asset or the control of the asset.

When rights to receive cash flows from an asset have been transferred or a pass-through arrangement concluded, an evaluation is made if and to what extent the risks and rewards of ownership have been retained. When the Group has neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the asset is recognized to the extent of the Group’s continuing involvement in the asset. In that case, the Group also recognizes an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Group has retained. Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that the Group could be required to repay.
A financial liability is derecognized when the obligation under the liability is discharged or canceled, or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognized in the statement of income.
Interest and other financial expenses
The Group’s interest and other financial expenses comprised the following:

	Year ended December 31,
	2018	2017	2016
	(US$ millions)

Interest expense on bonds and bank financing	(234)	(246)	(262)
Interest expense on finance leases	(92)	(65)	(48)
Early redemption charges	(4)	(43)	(25)
Others	(41)	(41)	(36)
Total interest and other financial expenses	(371)	(396)	(372)
Finance leases
Millicom’s finance leases mainly consist of long-term lease of tower space from tower companies or competitors on which Millicom locates its network equipment.
Finance lease liabilities
Leases which transfer substantially all risks and benefits incidental to ownership of the leased item to the lessee are capitalized at the inception of the lease. The amount capitalized is the lower of the fair value of the asset or the present value of the minimum lease payments.
Lease payments are allocated between finance charges (interest) and reduction of the lease liability so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are recorded as interest expenses in the statement of income.
The sale and leaseback of towers and related site operating leases and service contracts are accounted for in accordance with the underlying characteristics of the assets, and the terms and conditions of the lease agreements. When sale and leaseback agreements are concluded, the portions of assets that will not be leased back by Millicom are classified as assets held for sale as completion of their sale is highly probable. Asset retirement obligations related to the towers are classified as liabilities directly associated with assets held for sale. On transfer to the tower companies, the portion of the towers leased back are accounted for as operating leases or finance leases according to the criteria set out above. The portion of towers being leased back represents the dedicated part of each tower on which Millicom’s equipment is located and was derived from the average technical capacity of the towers. Rights to use the land on which the towers are located are accounted for as operating leases, and costs of services for the towers are recorded as operating expenses. The gain on disposal is recognized upfront for the portion of towers that is not leased back, and is deferred and recognized over the term of the lease for the portion leased back.
Finance lease liabilities

	Country	Maturity	2018	2017
			(US$ millions)
Lease of tower space	Tanzania	2029/2030	112	121
Lease of tower space	Colombia Movil	2032	83	87
Lease of poles	Colombia (UNE)	2032	99	100
Lease of tower space	Paraguay	2030	27	21
Lease of tower space	El Salvador	2026	26	20
Other finance lease liabilities	various	various	6	17
Total finance lease liabilities			353	365

Tower Sale and Leaseback
In 2017 and 2018, the Group announced agreements to sell and leaseback wireless communications towers in Paraguay, Colombia and El Salvador. The table below summarizes the main aspects of these deals and impacts on the Group financial statements:

	Paraguay	Colombia	El Salvador
Agreement date	April 26, 2017	July 18, 2017	February 6, 2018
Total number of towers expected to be sold	1,410	1,207	811
Total number of towers transferred as of December 31, 2018	1,276	902	496
Expected total cash proceeds ($ millions)	125	147	145
Cash proceeds received in 2017 ($ millions)	75	86	—
Cash proceeds received in 2018 ($ millions)	41	26	73
Upfront gain on sale recognized in 2017 ($ millions) (Note B.2)	26	37	—
Upfront gain on sale recognized in 2018 ($ millions) (Note B.2)	19	13	33
Guarantees and pledged assets
Guarantees
Financial guarantee contracts issued by the Group are those contracts that require a payment to be made to reimburse the holder for a loss it incurs because the specified debtor fails to make payment when due in accordance with the terms of a debt instrument. Financial guarantee contracts are recognized initially as a liability at fair value, adjusted for transaction costs that are directly attributable to the issuance of the guarantee. Subsequently, the liability is measured at the higher of the best estimate of the expenditure required to settle the present obligation at the reporting date and the amount recognized, less cumulative amortization.
Liabilities to which guarantees are related are recorded in the consolidated statement of financial position under Debt and financing, and liabilities covered by supplier guarantees are recorded under Trade payables or Debt and financing, depending on the underlying terms and conditions.
Maturity of guarantees

	At December 31, 2018		At December 31, 2017
Term	Outstanding exposure(i)	Maximum exposure(ii)	Outstanding exposure(i)	Maximum exposure(ii)
	(US$ millions)
0–1 year	133	133	159	159
1–3 years	281	281	368	368
3–5 years	212	212	144	144
Total guarantees	626	626	671	671

(i) The outstanding exposure represents the carrying amount of the related liability at December 31.

(ii)	The maximum exposure represents the total amount of the Guarantee at December 31.
Pledged assets
The Group’s share of total debt and financing secured by either pledged assets, pledged deposits issued to cover letters of credit, or guarantees issued by the Company at December 31, 2018, was $626 million (2017: $671 million), out of this, assets pledged by the Group over this debt and financing at the same date amounted to $2 million (2017: $1 million). The remainder represented primarily guarantees issued by Millicom S.A. to guarantee financings raised by other Group operating entities.
Covenants
Millicom’s financing facilities are subject to a number of covenants including net leverage ratio, debt service coverage ratios, debt to earnings ratios, and cash levels. In addition, certain of its financings contain restrictions on sale of businesses or significant assets within the businesses. At December 31, 2018, there were no breaches in financial covenants.
Cash and deposits
Cash and cash equivalents

	2018	2017
	(US$ millions)
Cash and cash equivalents in USD	229	302
Cash and cash equivalents in other currencies	299	317
Total cash and cash equivalents	528	619

Cash and cash equivalents include cash in hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of three months or less.
Cash deposits with bank with maturities of more than three months that generally earn interest at market rates are classified as time deposits.
Restricted cash

	2018	2017
	(US$ millions)
Mobile Financial Services	155	143
Others	3	2
Restricted cash	158	145

Cash held with banks related to MFS which is restricted in use due to local regulations is denoted as restricted cash.
Pledged deposits
Pledged deposits represent contracted cash deposits with banks that are held as security for debts at corporate or operational entity level. Millicom is unable to access these funds until either the relevant debt is repaid or alternative security is arranged with the lender.
At December 31, 2018, there were no non-current pledged deposits (2017: $nil).
At December 31, 2018, current pledged deposits amounted to $2 million (2017: $1 million).
Net debt
Net debt (i)

	2018	2017
	(US$ millions)
Total debt and financing	4,580	3,785
Less:
Cash and cash equivalents	(528)	(619)
Pledged deposits	(2)	(1)
Time deposits related to bank borrowings	—	—
Net debt at the end of the year	4,051	3,164
Add (less) derivatives related to debt (SEK currency swap)	—	56
Net debt including derivatives related to debt	4,051	3,220
(i) As from 2018, the Group has excluded 'restricted cash' from its definition of Net debt. 2017 figures have been represented accordingly. The effect of the change is a $145 million increase in 2017 net debt.

	Assets		Liabilities from financing activities
	Cash and cash equivalents	Other	Bond and bank debt and financing	Finance lease liabilities	Total
Net debt as at January 1, 2017	646	4	3,606	295	3,250
Cash flows	10	(1)	(177)	(22)	(209)
Additions / acquisitions	(22)	—	3	195	220
Interest accretion	—	—	8	(1)	7
Foreign exchange movements	4	—	34	(2)	28
Transfers (to)/from assets held for sale	(19)	(2)	(49)	(13)	(42)
Transfers	—	—	10	—	9
Other non-cash movements	—	—	(14)	(86)	(101)
Net debt as at December 31, 2017	619	2	3,420	365	3,164
Cash flows	(72)	—	621	(17)	676
Additions	—	—	—	44	44
Scope changes	7	—	267	—	260
Interest accretion	—	—	11	—	11
Foreign exchange movements	(33)	—	(84)	(21)	(72)
Transfers (to)/from assets held for sale	6	—	9	(8)	(4)
Transfers	—	—	3	(11)	(9)
Other non-cash movements	—	—	(19)	—	(19)
Net debt as at December 31, 2018	528	2	4,227	353	4,051
Financial instruments
i) Equity and debt instruments
Classification
From January 1, 2018, and the application of IFRS 9, the Group classifies its financial assets in the following measurement categories:

•	those to be measured subsequently at fair value either through Other Comprehensive Income (OCI), or through profit or loss, and

•	those to be measured at amortized cost.
The classification depends on the Group’s business model for managing the financial assets and the contractual terms of the cash flows.
For assets measured at fair value, gains and losses will either be recorded in profit or loss or OCI. For investments in equity instruments that are not held for trading, this will depend on whether the Group has made an irrevocable election at the time of initial recognition to account for the equity investment at fair value through other comprehensive income (FVOCI).
The Group reclassifies debt investments when and only when its business model for managing those assets changes.

Measurement
At initial recognition, the Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in profit or loss.
Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.
Debt instruments
Subsequent measurement of debt instruments depends on the Group’s business model for managing the asset and the cash flow characteristics of the asset. There are three measurement categories into which the group classifies its debt instruments:

•
Amortized cost: Assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortized cost. Interest income from these financial assets is included in finance income using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in profit or loss and presented in other gains / (losses), together with foreign exchange gains and losses. Impairment losses are presented as a separate line item in the consolidated statement of income.

•
FVOCI: Assets that are held for collection of contractual cash flows and for selling the financial assets, where the assets’ cash flows represent solely payments of principal and interest, are measured at FVOCI. Movements in the carrying amount are taken through OCI, except for the recognition of impairment gains or losses, interest revenue and foreign exchange gains and losses which are recognized in profit or loss. When the financial asset is derecognised, the cumulative gain or loss previously recognized in OCI is reclassified from equity to profit or loss and recognized in ‘Other non-operating (expenses) income, net’. Interest income from these financial assets is included in finance income using the effective interest rate method. Foreign exchange gains and losses and impairment expenses are presented as ‘Other non-operating (expenses) income, net’ in the consolidated statement of income.

•
FVPL: Assets that do not meet the criteria for amortized cost or FVOCI are measured at FVPL. A gain or loss on a debt investment that is subsequently measured at FVPL is recognized in profit or loss and presented net within ‘Other non-operating (expenses) income, net’ in the period in which it arises.

Equity instruments
The Group subsequently measures all equity investments at fair value. The Group does not hold Equity instruments for trading. Where the Group’s management has elected to present fair value gains and losses on equity investments in OCI, there is no subsequent reclassification of fair value gains and losses to profit or loss following the derecognition of the investment. Dividends from such investments continue to be recognized in profit or loss as other income when the Group’s right to receive payments is established.
Otherwise, changes in the fair value of financial assets at FVPL are recognized in ‘Other non-operating (expenses) income, net’ in the consolidated statement of income as applicable. Impairment losses (and reversal of impairment losses) on equity investments measured at FVOCI are not reported separately from other changes in fair value.
Impairment
From January 1, 2018, the Group assesses on a forward looking basis the expected credit losses associated with its financial assets carried at amortized cost and FVOCI. The impairment methodology applied depends on whether there has been a significant increase in credit risk.
For trade receivables, the Group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the trade receivables.
The provision is recognized in the consolidated statement of income within Cost of sales.
ii) Derivative financial instruments and hedging activities
Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently re-measured at fair value at each subsequent closing date. The method of recognizing the resulting gain or loss depends on whether the derivative is designated as a hedging instrument and, if so, the nature of the item being hedged. The Group designates certain derivatives as either:
a)    Hedges of the fair value of recognized assets or liabilities or a firm commitment (fair value hedge); or
b)    Hedges of a particular risk associated with a recognized asset or liability or a highly probable forecast transaction (cash flow hedge).
For transactions designated and qualifying for hedge accounting, at the inception of the transaction, the Group documents the relationship between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedging transactions. This is done in reference to the Group Financial Risk Management Policy as last updated and approved by the Audit Committee in late 2018. The Group also documents its assessment, both at hedge inception and on an ongoing basis (quarterly), of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items.
The full fair value of a hedging instrument is classified as a non-current asset or liability when the period to maturity of the hedged item is more than 12 months and as a current asset or liability when the remaining maturity of the hedged item is less than 12 months. Trading derivatives are classified as a current asset or liability when the remaining period to maturity of the hedged item is less than 12 months.
The change in fair value of hedging instruments that are designed and qualify as fair value hedges is recognized in the statement of income as finance costs or income. The change in fair value of the hedged item attributable to the risk hedged is recorded as part of the carrying value of the hedged item and is also recognized in the statement of income as finance costs or income.
The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive income. Gains or loss relating to any ineffective portion is recognized immediately in the statement of income within Other non-operating (expenses) income, net. Amounts accumulated in equity are reclassified to the statement of income in the periods when the hedged item affects profit or loss.
When a hedging instrument expires or is sold, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time is recycled to the statement of income within Other non-operating (expenses) income, net.
When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately transferred to the statement of income within Other non-operating (expenses) income, net.
Fair value measurement hierarchy
Millicom uses the following fair value measurement hierarchy:
Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).
Level 3 – Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).
The Group enters into derivative financial instruments with various counterparties, principally financial institutions with investment grade ratings. Interest rate swaps and foreign exchange forward contracts are valued using valuation techniques, which employ the use of markets observable data. The most frequently applied valuation techniques include forward pricing and swap models using present value calculations. The models incorporate various inputs including the credit quality of counterparties, foreign exchange spot and forward rates, yield curves of the respective currencies, interest rate curves and forward curves.
Fair value of financial instruments
The fair value of Millicom’s financial instruments are shown at amounts at which the instruments could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The fair value of all financial assets and all financial liabilities, except debt and financing approximate their carrying value largely due to the short-term maturities of these instruments. The fair values of all debt and financing have been estimated by the Group, based on discounted future cash flows at market interest rates.
Fair values of financial instruments at December 31,

		Carrying value		Fair value(i)
	Note	2018	2017	2018	2017
		(US$ millions)
Financial assets
Derivative financial instruments		—	—	—	—
Other non-current assets		87	73	87	73
Trade receivables, net		343	386	343	386
Amounts due from non-controlling interests, associates and joint venture partners	G.5.	73	77	73	77
Prepayments and accrued income		129	145	129	145
Supplier advances for capital expenditures		25	18	25	18
Other current assets		127	90	127	90
Restricted cash	C.4.2.	158	145	158	145
Cash and cash equivalents	C.4.1.	528	619	528	619
Total financial assets		1,470	1,553	1,470	1,553
Current		1,344	1,440	1,344	1,440
Non-current		126	113	126	113
Financial liabilities
Debt and financing(i)	C.3.	4,580	3,785	4,418	3,971
Trade payables		282	288	282	288
Payables and accruals for capital expenditure		335	304	335	304
Derivative financial instruments		—	56	—	56
Put option liability	C.6.3.	239	—	239	—
Amounts due to non-controlling interests, associates and joint venture partners	G.5.	483	420	483	420
Accrued interest and other expenses		383	353	383	353
Other liabilities		402	371	402	371
Total financial liabilities		6,704	5,577	6,542	5,763
Current		2,335	1,753	2,335	1,753
Non-current		4,370	3,824	4,207	4,010

(i)	Fair values are measured with reference to Level 1 (for listed bonds) or 2.
Call and put options
Cable Onda put and call options
As part of the acquisition of Cable Onda, shareholders agreed on certain put and call options.
The put option to acquire the remaining 20% non-controlling interest in Cable Onda becomes exercisable 42 months after the closing date (December 13, 2018) or earlier upon the occurrence of certain events. In that respect, Millicom determined that, as the put option could be exercised under certain change of control events which could be outside the control of Millicom, the option meets the criteria under IAS 32 for recognition as a liability and corresponding equity decrease. The put option liability is payable in Millicom's shares or in cash at the discretion of the partner. Therefore, Millicom has recorded a liability for the put option at acquisition completion date of $239 million representing the present value of the redemption amount. As of December 31, 2018, the redemption price has been valued as being 20% of the equity value implied by the transaction. Any future change in the redemption price will be recorded in the Group's statement of income.
Millicom also received an unconditional call option which becomes exercisable either 42 months after December 13, 2018 closing date or if Millicom's partners’ shareholdings fall below 10%.  The call option exercise price is at fair market value. Finally, Millicom received an unconditional call option exercisable until December 13, 2019, at a price equal to the purchase price in the transaction, plus interest at 10% per annum. The fair values of both call options have been assessed as not material at December 31, 2018.